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                                                                   EXHIBIT 10.15

                       FIRST AMENDMENT TO CREDIT AGREEMENT

                  THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of December 19, 2002 (this "Amendment"), is among Kaydon Corporation (the "Company"), the Subsidiary Borrowers set forth on the signature pages hereof (together with the Company, the "Borrowers"), the Lenders set forth on the signature pages hereof and Bank One, NA, as successor by merger with Bank One, Michigan, as L/C Issuer and as Administrative Agent (in such capacity, the "Administrative Agent").

                                    RECITALS

                  A. Kaydon Corporation, the Subsidiary Borrowers set forth on the signature pages hereof, the Lenders set forth on the signature pages hereof and Bank One, Michigan, as L/C Issuer and as Administrative Agent are parties to a Credit Agreement dated as of July 13, 1999 (the "Credit Agreement").

                  B. The Borrowers desire to amend the Credit Agreement, and the Administrative Agent, the L/C Issuer and the Lenders are willing to do so in accordance with the terms hereof.

                                      TERMS

                  In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                  ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Credit Agreement shall be amended as follows:

          1.1 The following definitions are added to Article I in appropriate alphabetical order:

          "Accumulated Funding Deficiency" means any accumulated funding deficiency within the meaning of Section 412 of the Code or Section 302 of ERISA.

          "Cash Equivalent Investments" means (i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof; (ii) investments in commercial paper maturing within 270 days from the date of acquisition thereof and, at such date of acquisition, rated A-1 or better by S&P or P-1 or better by Moody's; (iii) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; (iv) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) above or rated A-1, AAA or better by S&P or P-1, Aaa or better by Moody's and entered into with a financial institution satisfying the criteria described in clause (iii) above; (v) shares of money market, mutual or similar funds having assets in excess of $100,000,000 and rated AAA by S&P or Aaa by Moody's, (vi) auction rate securities including municipal securities and preferred stock with holding periods not to exceed 270 days and rated AAA by S&P or Aaa by Moody's and (vii) in the case of any Foreign Subsidiary (in addition to the items permitted by the foregoing clauses (i) through (vi)) any of the following: (a) marketable direct obligations issued by, or unconditionally guaranteed by, the sovereign nation in which such Foreign Subsidiary is organized and is conducting business or issued


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by any agency of such sovereign nation and backed by the full faith and credit of such sovereign nation, in each case maturing within one year from the date of acquisition, so long as the indebtedness of such sovereign nation is rated at least A by S&P or A2 by Moody's or carries an equivalent rating form a comparable foreign rating agency and (b) investments of the type and maturity described in clauses (iii) through (vi) above of foreign obligors, which investments or obligors have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies.

          "Foreign Subsidiary" means any Subsidiary that is not a Domestic Subsidiary.

          "Moody's" means Moody's Investors Service, Inc.

          "Prohibited Transaction" means a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code.

          "S&P" means Standard and Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.


          1.2 Clause (iii) of the definition of Consolidated Total Indebtedness in Article I is restated as follows: "(iii) all reimbursement and similar obligations under outstanding letters of credit or banker's acceptances in respect of drafts or other claims which may be presented in the future or have been presented and have not yet been paid and are not included in clause (i) above, other than such obligations pursuant to commercial letters of credit representing the deferred purchase price of property or services arising in the ordinary course of business."


          1.3 Section 5.9 is restated as follows:

          5.9 ERISA. No Accumulated Funding Deficiency exists with respect to any Single Employer Plan; each Single Employer Plan otherwise complies in all respects with all applicable requirements of ERISA, the Code and all other applicable laws and regulations; no Reportable Event or Prohibited Transaction has occurred with respect to any Single Employer Plan; other than, in each of the foregoing cases in this Section 5.9, such events and occurrences which, when aggregated with all other such events and occurrences described in this Section 5.9, would not result in a Material Adverse Effect.


          1.4 Section 6.13 is restated as follows:

          6.13. Investments and Acquisitions. The Company will not, nor will it permit any Subsidiary to, make or suffer to exist any Investments in, or Acquisition of, any entity which is not or, will not be, consolidated in the Company's consolidated financial statements except (i) such Investments and Acquisitions not exceeding $20,000,000 in aggregate amount and (ii) Investments in Cash Equivalent Investments, without limit as to amount.


          1.5 Section 6.16 is restated as follows:

          6.16. Affiliates. The Company will not, and will not permit any Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except (i) in the ordinary course of business and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable



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terms no less favorable to the Company or such Subsidiary than the Company or such Subsidiary would obtain in a comparable arms-length transaction and (ii) transactions between or among any of the Borrowers and Guarantors not involving any other Affiliates.


          1.6 Section 7.10 is restated as follows:

          7.10 ERISA. The occurrence of a Reportable Event; the Company or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability to such Multiemployer Plan; the Company or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA; provided, however, that this Section shall apply only to events or occurrences which, when aggregated with all other events and occurrences described in this Section, could result in a Material Adverse Effect.


          1.7 Section 9.8 is amended by adding the following to the end of the third sentence thereof: "in effect immediately before the relevant change in Agreement Accounting Principles became effective until either such notice is withdrawn or such covenant or any such defined term is amended in a manner satisfactory to the Company and the Required Lenders."


                  ARTICLE II. REPRESENTATIONS. Each Borrower represents and warrants to the Administrative Agent and the Lenders that:

                  2.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized and is not in contravention of any statute, law or regulation or of any terms of its Articles of Incorporation or By-laws or other charter documents, or of any material agreement or undertaking to which it is a party or by which it is bound.

                  2.2 This Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

                  2.3 After giving effect to the amendments contained herein, the representations and warranties contained in Article V of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                  2.4 After giving effect to the amendments contained herein, no Default or Unmatured Default exists or has occurred and is continuing on the date hereof.


                  ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall not become effective until each of the following conditions is satisfied:





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                  3.1 The Borrowers, the Guarantors and the Required Lenders
shall have signed this Amendment.

                  3.2 The Borrowers shall have delivered to the Administrative Agent such other documents and satisfied such other conditions, if any, as reasonably requested by the Administrative Agent.


                  ARTICLE IV.  MISCELLANEOUS.

                  4.1 The Company agrees to pay a work fee of $3,500 to each Lender signing this Amendment on or before 5:00 p.m., Detroit time, on December 19, 2002, payable on or within two Business Days of the effective date of this Amendment.

                  4.2 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

                  4.3 The Borrowers agree to pay and to save the Administrative Agent harmless for the payment of all reasonable documented costs and expenses arising in connection with this Amendment, including the reasonable documented fees of counsel to the Administrative Agent in connection with preparing this Amendment and the related documents.

                  4.4 Except as expressly amended hereby, each Borrower and Guarantor agrees that the Loan Documents and all other documents and agreements executed by it in connection with the Credit Agreement in favor of the Administrative Agent or any Lender are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they have no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.



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                  IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.


                             KAYDON CORPORATION


                             By: ____________________________________________

                            Title: __________________________________________


                             KAYDON RING AND SEAL, INC.
                             ELECTRO-TEC CORP.
                             THE COOPER SPLIT ROLLER BEARING
                               CORP.
                             INDUSTRIAL TECTONICS, INC
                             KAYDON ACQUISITION CORP. III
                             KAYDON ACQUISITION CORP. V
                             KAYDON ACQUISITION VII, INC.
                             GREAT BEND INDUSTRIES, INC.
                             KAYDON ACQUISITION IX, INC.
                             KAYDEE CORPORATION
                             KAYDON ACQUISITION X, INC.
                             KAYDON ACQUISITION XI, INC.
                             KAYDON ACQUISITION XII, INC.
                             KAYDON ACQUISITION XII, INC.
                             KAYDON ACQUISITION XIV, INC.



                             By: ____________________________________________


                             Title: ___________ of each of the entities
                                               above


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                                  BANK ONE, NA, Individually as
                                  a Lender and as Administrative Agent

                                  By:
                                      -----------------------------------------

                                  Title:
                                         --------------------------------------

                                  WACHOVIA BANK, Individually as a Lender
                                  and as Syndication Agent

                                  By:
                                     ------------------------------------------

                                  Title:
                                        ---------------------------------------

                                  SUNTRUST BANK, TAMPA BAY, Individually
                                  as a Lender and as Documentation Agent

                                  By:
                                     ------------------------------------------
                                  Print Name:
                                              ---------------------------------
                                  Title:
                                        ---------------------------------------

                                  COMERICA BANK, Individually as a Lender
                                  and as Managing Agent

                                  By:
                                     ------------------------------------------

                                  Title:
                                        ---------------------------------------


                                  THE NORTHERN TRUST COMPANY

                                  By:
                                     ------------------------------------------

                                  Title:
                                        ---------------------------------------

                                  NATIONAL CITY BANK

                                  By:
                                     ------------------------------------------

                                  Title:
                                        ---------------------------------------

                                  THE BANK OF NEW YORK

                                  By:
                                     ------------------------------------------

                                  Title:
                                        ---------------------------------------



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